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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  JANUARY 14, 1999


                              AT HOME CORPORATION
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            (Exact name of Registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)


    000-22697                                                  77-0408542
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   (Commission                                               (IRS Employer
   File Number)                                           Identification No.)



                    425 Broadway Street, Redwood City, CA             94063
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                   (Address of principal executive offices)         (Zip Code)



                                (650) 569-5000
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             (Registrant's telephone number, including area code)


________________________________________________________________________________
         (Former name or former address, if changed since last report)

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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 30, 1998, At Home Corporation, a Delaware corporation (the "Company") completed its acquisition of Narrative Communications Corp., a Delaware corporation ("Narrative"). Narrative, a provider of rich media advertising and direct marketing solutions for the World Wide Web, is based in Waltham, Massachusetts and has nearly 50 employees. The Company plans to continue to offer Narrative's rich media advertising services across the Company's complement of Internet distribution channels, including standard dial-up, high speed (T1, ISDN), broadband PC and TV set-top connections.

     The acquisition was accomplished by merging a wholly owned subsidiary of the Company with and into Narrative (the "Merger"), with Narrative surviving the Merger and becoming a wholly owned subsidiary of the Company. The Merger was accounted for as a purchase; the Company anticipates that it will allocate a substantial majority of the purchase price to intangible assets and amortize this allocation over the respective useful lives of those assets, and that it will charge the remainder to operations related to in-process research and development. The parties structured the Merger to qualify as a tax free reorganization.

     In the Merger, the Company will issue up to a maximum of approximately 1.35 million shares of its Series A Common Stock (the "Shares") to Narrative security holders and has assumed options to purchase Narrative Common Stock. These assumed options will be exercisable for approximately 141,273 Shares in the aggregate (which count towards the 1.35 million Shares to be issued in the Merger), or approximately .2206 Shares each, subject to the terms and conditions, including exercisability and vesting schedules, of the original Narrative options. The Company is obligated to file, as promptly as reasonably practicable after the completion of the Merger, a shelf registration statement on Form S-3 to provide for the resale of certain of the Shares. The Company is further obligated to file a Registration Statement on Form S-8 (or other applicable form) with respect to the assumed options and the Shares issued pursuant to the exercise of these options within 180 days after the completion of the Merger.

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ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements.
          --------------------

          Financial statements required by this item have not been included with the original report on Form 8-K but will be filed prior to March 15, 1999.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Pro forma financial information required by this item has not been included with the original report on Form 8-K but will be filed prior to March 15, 1999.

     (c)  Exhibits.
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          2.1  Agreement and Plan of Merger dated December 17, 1998 by and among the Company, Transitory Corporation (a wholly owned subsidiary of the Company) and Narrative.

          2.2 Certificate of Merger as filed on December 30, 1998 with the Secretary of State of the State of Delaware.

          2.3 Escrow Agreement dated December 30, 1998 by and among the Company, Charles M. Hazard, Jr. as representative of the Narrative stockholders and State Street Bank and Trust Company of California, N.A., as escrow agent.

          2.4 Rights Agreement dated December 30, 1998 by and between the Company and each of the Narrative stockholders.

          99.1 Press Release issued by the Company on December 18, 1998 announcing the agreement by the Company to acquire Narrative.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 AT HOME CORPORATION


Date:  January 14, 1999          By:  /s/ Kenneth A. Goldman
                                      ----------------------
                                      Kenneth A. Goldman,
                                      Senior Vice President and
                                      Chief Financial Officer

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                                 EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated December 17, 1998 by and among the Company, Transitory Corporation (a wholly owned subsidiary of the Company) and Narrative.

2.2 Certificate of Merger as filed on December 30, 1998 with the Secretary of State of the State of Delaware.

2.3   Escrow Agreement dated December 30, 1998 by and among the Company, Charles
      M. Hazard, Jr. as representative of the Narrative stockholders and State Street Bank and Trust Company of California, N.A., as escrow agent.

2.4 Rights Agreement dated December 30, 1998 by and between the Company and each of the Narrative stockholders.

99.1 Press Release issued by the Company on December 18, 1998 announcing the agreement by the Company to acquire Narrative.

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